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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of The Securities Act of 1934

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       Date of report (date of earliest event reported): January 10, 2005

                        UNIVERSAL GUARDIAN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    000-24755                33-0379106
(State or other jurisdiction   (Commission File Number) (I.R.S. Employer
      of incorporation)                                   Identification No.)


                              4695 MacArthur Blvd.
                                    Suite 300
                         Newport Beach, California 92660
                                 (949) 861-8295
               (Address of principal executive offices) (Zip Code)
              (Registrant's telephone number, including area code:)

                                       N/A
          (Former name or former address, if change since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                 Section 9 -- Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits

On July 1, 2004, Secure Risks Ltd. ("Secure Risks"), a U.K. limited liability company and a wholly-owned subsidiary of the registrant, acquired all of the shares of Strategic Security Solutions International Ltd. and its affiliated companies, Strategic Security Solutions International (B.V.I.) and TAG 24 Limited (collectively, "SSSI") pursuant to a share exchange. In connection with that transaction, the registrant is hereby filing the following financial statements:

(1) Attached as exhibit 1 to this form 8-K, Combined Financial Statements for Strategic Security Solutions International Limited, Strategic Security Solutions International (B.V.I.) Limited And Tag 24 Limited for the years ended March 31, 2004 and 2003 and the three months ended June 30, 2004 and 2003, prepared in accordance with Rule 3-05(b) of Regulation S-X.

(2) Attached as exhibit 2 to this form 8-K, Pro Forma Combined Financial Statements of the Universal Guardian Holdings, Inc. and Strategic Security Solutions International Limited for the year ended December 31, 2003 and the six months ended June 30, 2004, prepared in accordance with Article 11 of Regulation S-X.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated at Newport Beach, California, this 9th day of January, 2005.



                               UNIVERSAL GUARDIAN HOLDINGS, INC.,
                               a Delaware corporation

                               By: /s/ Michael J. Skellern
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                                       Michael J. Skellern
                                       President and Chief Executive Officer
                                       (principal executive officer)